Brandes Institutional International Equity Fund

                         Supplement dated June 18, 2002
                                     To the
                         Prospectus dated March 1, 2002


                Additional Restrictions on Investment in the Fund

The following paragraphs supplement the disclosure on page 11 of the above referenced prospectus relating to "Who May Invest in the Fund".

Effective July 1, 2002, the Fund will discontinue all sales of its shares, except shares purchased: (1) through the reinvestment of dividends and distributions; and (2) by 401K, 403(b) and 457 plans that have selected the Fund as an investment option prior to that date; and (3) by shareholders participating in wrap fee programs who have invested in the Fund prior to that date.

Other shareholders who own shares of the Fund will no longer be able to make additional purchases.

The Fund may relax this restriction on sales of shares and/or reopen in the future subject to the discretion of the Board of Trustees.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE